UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021

MED SPA VACATIONS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-210922	47-5268172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Jones Ferry Road, Suite 207 Carrboro, NC	27510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 933-2720

(Former name or former address, if changed since last report.)
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement

As part of the restructuring of the management of Med Spa Vacations Inc., a Nevada corporation (the “Company”), as further described below in Item 5.02, the Company and Benzions, LLC, a Delaware limited liability company (“Benzions”), executed a Termination of Consulting Agreement on May 19, 2021 pursuant to which the parties agreed to terminate the Consulting Agreement, dated March 1, 2021, between the parties. The termination is effective immediately.

The foregoing description of the Termination of Consulting Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein in its entirety by reference.

On May 12, 2021, the Company repaid in full all outstanding indebtness owed pursuant to the promissory note, dated February 12, 2021 between the Company and Hometown International, Inc. (“Hometown”). Although said note was not due and payable until February 2022, the Company paid Hometown $150,000 plus interest in the amount of $2,250. The Company did not incur any early termination penalties as a result of the repayment of indebtedness and termination of the loan.

The foregoing description of the Hometown note is qualified in its entirety by reference to the full text of such note, a copy of which was filed by the Company with the Securities and Exchange Commission on Current Report on Form 8-K on February 19, 2021.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 10, 2021, the Company received a loan of $100,000 from Peter L. Coker, Sr., a shareholder of the Company. To evidence said loan, the Company issued to Mr. Coker a promissory note in the principal amount of $100,000 (the “Note”), with a maturity date of May 9, 2022. Interest on the Note accrues on the principal amount at the rate of six percent (6%) per annum, and shall be paid on a quarterly basis, in the amount of $1,500 per quarter, on the following dates: August 10, 2021, November 10, 2021, February 10, 2022, and May 10, 2022. The Company may prepay any amounts due under the Note without penalty or premium. The proceeds will be used by the Company to repay the note that was issued to Hometown.

The foregoing summary of the Note does not purport to be complete and is qualified in its entirety by reference to the Note, a copy of which is filed as Exhibit 4.1 to this report and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2021, John D. Rollo, the President, Treasurer and Secretary and the sole member of the Company’s board of directors (the “Board”), resigned from all positions he held with the Company. To the knowledge of the Company, Mr. Rollo’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In connection with Mr. Rollo’s resignation, he relinquished his roles as the Company’s “Principal Executive Officer” and “Principal Financial and Accounting Officer” for Securities and Exchange Commission reporting purposes.

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Effective immediately upon Mr. Rollo’s resignation, Irwin Schneidmill was appointed as the Company’s President, Secretary and Treasurer, and as the sole member of the Company’s board of the directors. In connection with his appointments, Mr. Schneidmill was designated as the “Principal Executive Officer” and “Principal Financial and Accounting Officer” of the Company for SEC reporting purposes. There is no employment contract between the Company and Mr. Schneidmill and in consideration for his services, the Company will pay Mr. Schneidmill $1,000 per month.

Mr. Schneidmill, age 67, has over 40 years of experience as a certified public accountant and an entrepreneur. Since August 2016, Mr. Schneidmill has served as the Executive Vice-President and General Manager of LJM Group, a logistics consulting services company. From June 1993 until the present, Mr. Schneidmill has also served as the President of Economic Solutions, Inc., a business consulting company. Prior to his employment with LJM Group, Inc. and Economic Solutions, Inc., Mr. Schneidmill was the President of Independent Living Aids, a health and wellness company, specializing in products for those with low-vision, low-hearing, and low-mobility from May 2008 to December 2013. Mr. Schneidmill has served as a Member of the board of directors for Angstrom Technologies, Inc., a public company, which is engaged in the development, manufacture, and sale of electro-optical control systems, consisting of an ultraviolet optical scanner and invisible fluorescent chemical compounds since October 2006. Mr. Schneidmill holds a BBA in accounting from Baruch College.

The Company’s Board believes Mr. Schneidmill’s extensive knowledge and background with regard to management, along with his leadership skills and entrepreneurial spirit, will aid the Company to succeed going forward.

Except as otherwise set forth herein, there are no arrangements or understandings between Mr. Schneidmill and any other person pursuant to which he was appointed as a director of the Company. Further, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Schneidmill had, or will have, a direct or indirect material interest.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

4.1	Promissory Note, dated May 10, 2021, issued by Med Spa Vacations Inc. to Peter L. Coker, Sr, in the principal amount of $100,000.

10.1	Termination of the Consulting Agreement, dated May 19, 2021, by and between Med Spa Vacations Inc. and Benzions LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

May 27, 2021	MED SPA VACATIONS INC.

	By:	/s/ Irwin Schneidmill
Irwin Schneidmill
President

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